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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Universe2U Inc. (the "Company"), hereby severally constitute and appoint Kim Allen, who may act, with full power of substitution, as our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said Kim Allen, who may act in any reasonable manner he may deem necessary or advisable to enable Universe2U Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration of the Company's common stock, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said Kim Allen, shall do or cause to be done by virtue thereof. This Power of Attorney shall remain effective for a period of one (1) year from the date granted, except that it may be earlier terminated by notice in writing to the Company.

Signature                          Capacity                       Date
---------                          --------                       ----

/s/ Angelo Boujos                  Chairman of the Board          Sept. 6, 2001
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Angelo Boujos

/s/ Jeff Rosenthal                 President                      Sept. 7, 2001
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Jeff Rosenthal

___________________________        Director
Paul Pathak

/s/ Connie Colangelo               Director                       Sept. 12, 2001
---------------------------
Connie Colangelo

___________________________        Director
Barry Herman

/s/ Anthony Palumbo                Director                       Sept. 6, 2001
---------------------------
Anthony Palumbo

___________________________        Director
Frederick Kasravi